Item 1. Schedule of Investments.

The Schedule(s) of Investments is attached herewith.

FLAHERTY & CRUMRINE PREFERRED INCOME OPPORTUNITY FUND

To the Shareholders of Flaherty & Crumrine Preferred Income Opportunity Fund:

The Fund is off to a strong start in the new fiscal year. During the three month period ending February 29th, total return1 on net asset value of the Fund was +11.2%. Total return based on market price of Fund shares for the period was +16.3%. A portion of the Fund’s NAV return in the quarter was recovery from the prior two quarters when total return was -4.6%. To provide context for return during the period, the comparable measure on the S&P 500 was +10.1%, and +2.0% for the Barclays Capital U.S. Aggregate Index.

A number of factors contributed to the strong performance. U.S. investor confidence turned positive after several months of decline. The labor picture is improving, corporate earnings have been rising, and the housing market is finally picking up. Europe appears to have stepped back from the precipice of economic disaster, as policy makers have flooded the continent with liquidity. Interest rates around the globe hover near historically low levels and are not expected to rise substantially anytime soon. All of this has stimulated demand for high-yielding assets, especially preferred securities.

Returns of this magnitude are rare, even in periods of above-average market volatility such as we’ve experienced over the past several years. And while we enjoy double digit quarterly returns as much as the next shareholder, we know it is unlikely to be replicated.

With spring training in full swing it is hard to resist dusting off some baseball analogies. Your Fund is like a part of the lineup built to get singles and doubles and lead the league in on-base percentage. Other investments are intended to hit home runs, and we trust shareholders will determine if these also belong on their team. We’ve tortured you with this to make a point — investors shouldn’t expect this type of quarterly Fund performance to be repeated.

Again, for several quarters we have seen signs of improvement in the U.S. economy, though the pace of growth has been well short of robust. The sovereign debt crisis in Europe appears to be moderating, although economic risks remain elevated in that region. Neither area is out of the woods and recovery could be easily derailed, but we believe the worst is behind us. Our Quarterly Economic Outlook can be viewed on the Fund’s website.

We expect new bank capital guidelines to be issued by the Federal Reserve very soon. Patient readers will recall we have said this before, and eventually we will be right! With the new rules set to go into effect in January 2013, time is running out for the regulators. The new guidelines, when issued, will provide the final pieces of the regulatory capital overhaul which grew out of the financial crisis. We’ve known for some time that most forms of trust preferred and hybrid preferred securities will eventually no longer count towards regulatory capital requirements. We’re waiting to learn what can be used instead.

Even without clear guidelines from regulators, a handful of banks recently have issued new preferred stock with terms expected to conform to the new rules. These securities are all perpetual, non-cumulative preferred stock. This is the basic form of capital we believe will ultimately replace much of the bank preferred capital currently outstanding.

We don’t think the transition will be immediate; nor is it likely that all of the older “non-qualifying” capital will be replaced with newer “good” Tier 1 capital. We have tried to anticipate the shift and stay ahead of the pack by selling some securities which may be called in the near term and reinvesting in suitable replacements. This type of proactive management has always been part of our investment approach.

[1]	Following the methodology required by the SEC, total return assumes dividend reinvestment and includes income and principal change, plus the impact of the Fund’s leverage and expenses.

Another fundamental part of our investment process is the hard work of credit analysis. The experience of the past few years has reinforced our commitment to rely on our own independent and objective research focused on the preferred level of the capital structure. The national rating agencies (Moody’s, S&P, and Fitch) often seem to shoot where the rabbit was, especially when it comes to preferred securities.

Although we sometimes disagree with the agencies on their overall ratings of specific credits, we often disagree with their ratings on preferred securities. This divergence typically results from agencies’ mechanical “notching” of preferred securities down from a company’s senior debt rating. In simplified terms, notching is the formulaic lowering of a security’s rating by a predetermined number of rating categories simply based on where it fits in a company’s capital structure. In our view, this methodology is arbitrary.

Our approach is to study every issuer to understand its business and financial condition, and every issue to understand its terms and conditions. Because we are investing in subordinated securities, it is essential that we understand the precise terms, many of which can be buried deep in the legal terms of the issue. With this knowledge we are better equipped to understand the full scope of risk associated with a specific security, and only then can we start to address questions of valuation.

As always, we encourage you to visit the Fund’s website www.preferredincome.com for a more in-depth discussion of conditions in both preferred markets and the broader economy.

Sincerely,

Donald F. Crumrine	Robert M. Ettinger
Chairman	President

April 16, 2012

Flaherty &Crumrine Preferred Income Opportunity Fund Incorporated PORTFOLIO OVERVIEW February 29, 2012 (Unaudited)

Fund Statistics
Net Asset Value	$10.20
Market Price	$11.98
Premium	17.45%
Yield on Market Price	7.56%
Common Stock Shares Outstanding	12,122,296

Moody’s Ratings	% of Net Assets†
A	5.9%
BBB	73.3%
BB	17.1%
Below “BB”	0.8%
Not Rated*	0.1%
Below Investment Grade**	9.5%

*	Does not include net other assets and liabilities of 2.8%.
**	Below investment grade by all of Moody’s, S&P, and Fitch.

Industry Categories	% of Net Assets†

Top 10 Holdings by Issuer	% of Net Assets†
Liberty Mutual Group	4.4%
Banco Santander, S.A.	4.3%
Metlife	4.1%
Capital One Financial	4.0%
HSBC PLC	3.6%
Goldman Sachs Group	3.6%
Southern California Edison	3.3%
Wells Fargo	2.7%
Enbridge Energy Partners	2.6%
Bank of America	2.4%

% of Net Assets***†
Holdings Generating Qualified Dividend Income (QDI) for Individuals	42%
Holdings Generating Income Eligible for the Corporate Dividends Received Deduction (DRD)	30%

***	This does not reflect year-end results or actual tax categorization of Fund distributions. These percentages can, and do, change, perhaps significantly, depending on market conditions. Investors should consult their tax advisor regarding their personal situation.
†	Net Assets includes assets attributable to the use of leverage.

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated PORTFOLIO OF INVESTMENTS February 29, 2012 (Unaudited)

Shares/$ Par		Value
Preferred Securities — 91.6%
	Banking — 36.2%
	Astoria Financial:
$2,750,000	Astoria Capital Trust I, 9.75% 11/01/29, Series B	$2,862,813	(1)
	Banco Bilbao Vizcaya Argentaria, S.A.:
$1,375,000	BBVA International Preferred, 5.919%	1,072,056	**(1)(3)
	Banco Santander, S.A.:
280,123	Banco Santander, 10.50% Pfd., Series 10	7,961,796	**(1)(3)
	Bank of America:
26,700	Bank of America Corporation, 8.625% Pfd.	680,316	*
$400,000	BankAmerica Capital II, 8.00% 12/15/26	403,500
$520,000	BankAmerica Institutional, Series A, 8.07% 12/31/26, 144A****	524,550
2,500	Countrywide Capital IV, 6.75% Pfd. 04/01/33	60,529
15,000	Countrywide Capital V, 7.00% Pfd. 11/01/36	361,388
$350,000	Fleet Capital Trust II, 7.92% 12/11/26	348,687
$525,000	MBNA Capital, 8.278% 12/01/26, Series A	533,584
$1,580,000	NB Capital Trust IV, 8.25% 04/15/27	1,609,625	(1)
	Barclays Bank PLC:
$2,750,000	Barclays Bank PLC, 6.278%	2,224,923	**(1)(3)
4,700	Barclays Bank PLC, 7.75% Pfd., Series 4	118,205	**(3)
73,500	Barclays Bank PLC, 8.125% Pfd., Series 5	1,877,925	**(1)(3)
	BNP Paribas:
$1,750,000	BNP Paribas, 7.195%, 144A****	1,548,750	**(1)(2)(3)
	Capital One Financial:
$5,250,000	Capital One Capital III, 7.686% 08/15/36	5,361,562	(1)(2)
$250,000	Capital One Capital V, 10.25% 08/15/39	261,875
$1,750,000	Capital One Capital VI, 8.875% 05/15/40	1,817,270	(1)(2)
	Citigroup:
22,325	Citigroup Capital XII, 8.50% Pfd. 03/30/40	581,845
56,700	Citigroup Capital XIII, 7.875% Pfd. 10/30/40	1,537,222	(1)(2)
	Colonial BancGroup:
$4,500,000	Colonial BancGroup, 7.114%, 144A****	9,000	(4)(5)††
	FBOP Corp.:
4,500	FBOP Corporation, Adj. Rate Pfd., 144A****	2,250	*(4)(5)†
	Fifth Third Bancorp.:
$700,000	Fifth Third Capital Trust IV, 6.50% 04/15/37	698,250	(1)
15,000	Fifth Third Capital Trust V, 7.25% Pfd. 08/15/67	380,400
125,000	Fifth Third Capital Trust VI, 7.25% Pfd. 11/15/67	3,191,413	(1)(2)

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated PORTFOLIO OF INVESTMENTS (Continued) February 29, 2012 (Unaudited)

Shares/$ Par		Value
Preferred Securities — (Continued)
	Banking — (Continued)
	First Horizon:
3,750	First Tennessee Bank, Adj. Rate Pfd., 3.75%(6), 144A****	$2,558,203	*(1)
$500,000	First Tennessee Capital II, 6.30% 04/15/34, Series B	455,000
1	FT Real Estate Securities Company, 9.50% Pfd., 144A****	955,000
	First Niagara Financial Group:
82,000	First Niagara Financial Group, Inc., 8.625% Pfd.	2,272,343	*
	First Republic Bank:
10,050	First Republic Bank, 6.70% Pfd.	259,014	*
	Goldman Sachs Group:
$1,400,000	Goldman Sachs, Capital I, 6.345% 02/15/34	1,314,701	(1)(2)
$523,000	Goldman Sachs, Capital II, 5.793%	364,793	(1)(2)
3,500	STRIPES Custodial Receipts, Adj. Rate, 10.70%(6), Pvt.	1,697,500	*(4)(5)
	HSBC PLC:
127,500	HSBC Holdings PLC, 8.00% Pfd., Series 2	3,461,944	**(1)(3)
104,800	HSBC USA, Inc., 6.50% Pfd., Series H	2,657,885	*(1)
1,000	HSBC USA, Inc., $2.8575 Pfd.	47,500	*
	JPMorgan Chase:
$300,000	JPMorgan Chase Capital XVIII, 6.95% 08/17/36, Series R	306,630	(1)
	KeyCorp:
27,700	Keycorp Capital X, 8.00% Pfd. 03/15/68	725,740	(1)(2)
	Lloyds Banking Group PLC:
$450,000	Lloyds Banking Group PLC, 6.657%, 144A****	312,750	**(3)†
	Morgan Stanley:
10,000	Morgan Stanley Capital Trust VI, 6.60% Pfd. 02/01/46	245,000
	PNC Financial Services:
99,000	PNC Financial Services, 9.875% Pfd., Series L	2,734,528	*(1)
$1,105,000	PNC Preferred Funding Trust III, 8.70%, 144A****	1,144,016	(1)(2)
	Sovereign Bancorp:
2,600	Sovereign REIT, 12.00% Pfd., Series A, 144A****	2,989,774
	SunTrust Banks:
5,500	SunTrust Capital IX, 7.875% Pfd. 03/15/68	140,938
	US Bancorp:
8,250	US Bancorp, 6.50% Pfd.	223,010	*
	Washington Mutual:
$900,000	Washington Mutual, 9.75%, 144A****	9,000	††
	Webster Financial:
$1,400,000	Webster Capital Trust IV, 7.65% 06/15/37	1,404,838	(1)

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated PORTFOLIO OF INVESTMENTS (Continued) February 29, 2012 (Unaudited)

Shares/$ Par		Value
Preferred Securities — (Continued)
	Banking — (Continued)
	Wells Fargo:
$1,100,000	Wachovia Capital Trust III, Adj. Rate, 5.56975%(6)	$1,012,000	*(1)
1,536	Wachovia Preferred Funding, 7.25% Pfd., Series A	40,477	(1)
2,730	Wells Fargo & Company, 7.50% Pfd., Series L	2,990,033	*(1)
35,000	Wells Fargo & Company, 8.00% Pfd., Series J	1,023,750	*(1)

		67,376,101

	Financial Services — 1.2%
	Ameriprise Financial:
$250,000	Ameriprise Financial, Inc., 7.518% 06/01/66	272,500	(1)(2)
	Charles Schwab:
$300,000	Charles Schwab Corporation, 7.00%	313,557	*
	Credit Suisse Group:
$1,000,000	Claudius, Ltd. - Credit Suisse AG, 7.875%, Series B	1,025,000	(3)
	HSBC PLC:
24,899	HSBC Finance Corporation, 6.36% Pfd., Series B	621,516	*(1)
	Lehman Brothers:
45,800	Lehman Brothers Holdings, Inc., 5.67% Pfd., Series D	12,824	*††
9,500	Lehman Brothers Holdings, Inc., 5.94% Pfd., Series C	95	*(5)††
25,000	Lehman Brothers Holdings, Inc., 6.50% Pfd., Series F	250	*(5)††
13,400	Lehman Brothers Holdings, Inc., 7.95% Pfd.	67	*††

		2,245,809

	Insurance — 20.7%
	Ace Ltd.:
$1,200,000	Ace Capital Trust II, 9.70% 04/01/30	1,616,532	(3)
	Aon Corporation:
$225,000	AON Corp, 8.205% 01/01/27	264,202
	Arch Capital Group:
14,400	Arch Capital Group Ltd., 7.875% Pfd., Series B	367,651	**(1)(3)
25,000	Arch Capital Group Ltd., 8.00% Pfd., Series A	642,188	**(1)(3)
	AXA SA:
$3,500,000	AXA SA, 6.379%, 144A****	2,835,000	**(1)(2)(3)
	Axis Capital:
36,000	Axis Capital Holdings, 7.50% Pfd., Series B	3,403,127	(1)(2)(3)
	Delphi Financial:
90,000	Delphi Financial Group, 7.376% Pfd. 05/15/37	2,286,567	(1)(2)

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated PORTFOLIO OF INVESTMENTS (Continued) February 29, 2012 (Unaudited)

Shares/$ Par		Value
Preferred Securities — (Continued)
	Insurance — (Continued)
	Everest Re Group:
$4,000,000	Everest Re Holdings, 6.60% 05/15/37	$3,785,000	(1)(2)
	Liberty Mutual Group:
$4,600,000	Liberty Mutual Group, 10.75% 06/15/58, 144A****	6,049,000	(1)
	MetLife:
$2,000,000	MetLife, Inc., 10.75% 08/01/39	2,857,428	(1)(2)
$1,080,000	MetLife Capital Trust IV, 7.875% 12/15/37, 144A****	1,193,400	(1)(2)
$2,900,000	MetLife Capital Trust X, 9.25% 04/08/38, 144A****	3,581,500	(1)(2)
	PartnerRe Ltd.:
30,000	PartnerRe Ltd., 7.250% Pfd., Series E	789,300	**(1)(3)
	Principal Financial:
22,000	Principal Financial Group, 5.563% Pfd., Series A	2,077,625	*(1)
74,445	Principal Financial Group, 6.518% Pfd., Series B	1,921,612	*(1)
	StanCorp Financial Group:
$1,000,000	Stancorp Financial Group, 6.90% 06/01/67	935,000	(1)(2)
	The Travelers Companies:
$1,060,000	USF&G Capital, 8.312% 07/01/46, 144A****	1,278,842	(1)(2)
	XL Group PLC:
$2,970,000	XL Capital Ltd., 6.50%, Series E	2,546,775	(1)(2)(3)

		38,430,749

	Utilities — 24.2%
	Alabama Power:
7,460	Alabama Power Company, 6.45% Pfd.	206,782	*(1)
	Baltimore Gas & Electric:
6,579	Baltimore Gas & Electric Company, 6.70% Pfd., Series 1993	669,824	*(1)
2,500	Baltimore Gas & Electric Company, 7.125% Pfd., Series 1993	254,766	*
	Commonwealth Edison:
$2,350,000	COMED Financing III, 6.35% 03/15/33	2,350,750	(1)(2)
	Constellation Energy:
8,000	Constellation Energy Group, 8.625% Pfd. 06/15/63, Series A	218,480
	Dominion Resources:
$750,000	Dominion Resources Capital Trust I, 7.83% 12/01/27	757,588	(1)(2)
$3,000,000	Dominion Resources, Inc., 7.50% 06/30/66	3,175,419	(1)(2)
	Energy Future Competitive Holdings Corp.:
$750,000	TXU Electric Capital V, 8.175% 01/30/37	161,250	(4)

Flaherty & Crumrine Preferred Income Opportuntiy Fund Incorporated PORTFOLIO OF INVESTMENTS (Continued) February 29, 2012 (Unaudited)

Shares/$ Par		Value
Preferred Securities — (Continued)
	Utilities — (Continued)
	Entergy Arkansas:
40,000	Entergy Arkansas, Inc., 6.45% Pfd.	$1,007,500	*
	Entergy Louisiana:
15,000	Entergy Louisiana, Inc., 6.95% Pfd.	1,494,844	*
	Entergy Mississippi:
80,000	Entergy Mississippi, Inc., 6.25% Pfd.	2,025,000	*
	Georgia Power:
17,500	Georgia Power Company, 6.50% Pfd., Series 2007A	1,931,562	*(1)
	Gulf Power:
16,500	Gulf Power Company, 6.00% Pfd., Series 1	1,666,394	*(1)
17,500	Gulf Power Company, 6.45% Pfd., Series 2007A	1,866,970	*(1)
	Indianapolis Power & Light:
30,500	Indianapolis Power & Light Company, 5.65% Pfd.	2,979,469	*(1)
	Integrys Energy Group:
$2,000,000	WPS Resources Corporation, 6.11% 12/01/66	1,987,114	(1)(2)
	Interstate Power & Light:
139,028	Interstate Power & Light Company, 8.375% Pfd., Series B	3,958,475	*(1)
	Nextera Energy:
$3,000,000	FPL Group Capital, Inc., 6.65% 06/15/67	3,040,848	(1)(2)
$1,000,000	FPL Group Capital, Inc., 7.30% 09/01/67, Series D	1,053,687	(1)(2)
	Peco Energy:
$1,500,000	PECO Energy Capital Trust III, 7.38% 04/06/28, Series D	1,485,420	(1)(2)
	PPL Corp.:
$1,500,000	PPL Capital Funding, 6.70% 03/30/67, Series A	1,479,063
16,590	PPL Electric Utilities Corporation, 6.25% Pfd.	423,564	*
	Puget Energy:
$4,155,000	Puget Sound Energy, Inc., 6.974% 06/01/67	4,160,991
	Southern California Edison:
34,200	Southern California Edison, 6.00% Pfd., Series C	3,398,625	*(1)
6,500	Southern California Edison, 6.125% Pfd., Series B	651,219	*(1)
20,044	Southern California Edison, 6.50% Pfd., Series D	2,083,323	*(1)
	Virginia Electric & Power:
3,000	Virginia Electric & Power Company, $6.98 Pfd.	299,531	*
	Wisconsin Public Service:
3,000	Wisconsin Public Service Corporation, 6.88% Pfd.	304,969	*

		45,093,427

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated PORTFOLIO OF INVESTMENTS (Continued) February 29, 2012 (Unaudited)

Shares/$ Par		Value
Preferred Securities — (Continued)
	Energy — 6.5%
	Enbridge Energy Partners:
$4,498,000	Enbridge Energy Partners LP, 8.05% 10/01/37	$4,880,330	(1)(2)
	Enterprise Products Partners:
$4,000,000	Enterprise Products Partners, 8.375% 08/01/66, Series A	4,334,036	(1)(2)
	Kinder Morgan:
3,000	Kinder Morgan GP, Inc., 8.33% Pfd., 144A****	2,915,813	*

		12,130,179

	Real Estate Investment Trust (REIT) — 0.4%
	PS Business Parks:
2,052	PS Business Parks, Inc., 6.70% Pfd., Series P	52,064
7,500	PS Business Parks, Inc., 6.875% Pfd., Series R	199,500
20,500	PS Business Parks, Inc., 7.00% Pfd., Series H	520,136

		771,700

	Miscellaneous Industries — 2.4%
	Ocean Spray Cranberries:
32,700	Ocean Spray Cranberries, Inc., 6.25% Pfd., 144A****	2,918,475	*(1)
	Textron, Inc.:
$1,950,000	Textron Financial Corporation, 6.00% 02/15/67, 144A****	1,491,750

		4,410,225

	Total Preferred Securities
	(Cost $165,899,704)	170,458,190

Corporate Debt Securities — 5.7%
	Banking — 2.4%
	Goldman Sachs Group:
$3,300,000	Goldman Sachs Group, 6.75% 10/01/37, Sub Notes	3,317,015	(1)(2)
	Regions Financial:
$1,350,000	Regions Financial Corporation, 7.375% 12/10/37, Sub Notes	1,245,375

		4,562,390

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated PORTFOLIO OF INVESTMENTS (Continued) February 29, 2012 (Unaudited)

Shares/$ Par		Value
Corporate Debt Securities — (Continued)
	Insurance — 2.3%
	Liberty Mutual Group:
$2,250,000	Liberty Mutual Insurance, 7.697% 10/15/97, 144A****	$2,122,949	(1)(2)
	Unum Group:
$2,000,000	UnumProvident Corporation, 7.25% 03/15/28	2,149,738	(1)(2)

		4,272,687

	Utilities — 1.0%
	Southern Union:
$1,474,000	Southern Union Company, 8.25% 11/15/29	1,776,527	(1)(2)

		1,776,527

	Total Corporate Debt Securities
	(Cost $9,079,889)	10,611,604

Common Stock — 0.4%
	Utilities — 0.4%
	Exelon Corp.:
8,940	Exelon Corporation	349,286	*
	PPL Corp.:
14,558	PPL Corporation	415,631	*

		764,917

	Total Common Stock
	(Cost $737,843)	764,917

Money Market Fund — 1.2%
	BlackRock Liquidity Funds:
2,262,357	T-Fund	2,262,357

	Total Money Market Fund

	(Cost $2,262,357)	2,262,357

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated PORTFOLIO OF INVESTMENTS (Continued) February 29, 2012 (Unaudited)

		Value
Total Investments (Cost $177,979,793***)	98.9%	$184,097,068
Other Assets And Liabilities (Net)	1.1%	2,003,718

Total Managed Assets	100.0%‡	$186,100,786

Loan Principal Balance		(62,500,000)

Total Net Assets Available To Common Stock		$123,600,786

*	Securities eligible for the Dividends Received Deduction and distributing Qualified Dividend Income.
**	Securities distributing Qualified Dividend Income only.
***	Aggregate cost of securities held.
****	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. At February 29, 2012, these securities amounted to $34,440,022 or 18.5% of total managed assets.
(1)	All or a portion of this security is pledged as collateral for the Fund’s loan. The total value of such securities was $126,769,454 at February 29, 2012.
(2)	All or a portion of this security has been rehypothecated. The total value of such securities was $59,542,000 at February 29, 2012.
(3)	Foreign Issuer.
(4)	Illiquid.
(5)	Valued at fair value as determined in good faith by or under the direction of the Board of Directors as of February 29, 2012.
(6)	Represents the rate in effect as of the reporting date.
†	Non-income producing.
††	The issuer has filed for bankruptcy protection. As a result, the Fund may not be able to recover the principal invested and also does not expect to receive income on this security going forward.
‡	The percentage shown for each investment category is the total value of that category as a percentage of total managed assets.

ABBREVIATIONS:
Pfd.	—	Preferred Securities
Pvt.	—	Private Placement Securities
REIT	—	Real Estate Investment Trust
STRIPES	—	Structured Residual Interest Preferred Enhanced Securities

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated

STATEMENTS OF CHANGES IN NET ASSETS AVAILABLE TO COMMON STOCK(1)

For the period from December 1, 2011 through February 29, 2012 (Unaudited)

Value
OPERATIONS:
Net investment income	$2,816,459
Net realized gain/(loss) on investments sold during the period	(636,815)
Change in net unrealized appreciation/depreciation of investments	10,785,272

Net increase in net assets resulting from operations	12,964,916

DISTRIBUTIONS:
Dividends paid from net investment income to Common Stock Shareholders(2)	(3,288,034)

Total Distributions to Common Stock Shareholders	(3,288,034)

FUND SHARE TRANSACTIONS:
Increase from shares issued under the Dividend Reinvestment and Cash Purchase Plan	316,939

Net increase in net assets available to Common Stock resulting from Fund share transactions	316,939

NET INCREASE IN NET ASSETS AVAILABLE TO COMMON STOCK FOR THE PERIOD	$9,993,821

NET ASSETS AVAILABLE TO COMMON STOCK:
Beginning of period	$113,606,965
Net increase in net assets during the period	9,993,821

End of period	$123,600,786

(1)

These tables summarize the three months ended February 29, 2012 and should be read in conjunction with the Fund’s audited financial statements, including footnotes, in its Annual Report dated November 30, 2011.

(2)	May include income earned, but not paid out, in prior fiscal year.

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated

FINANCIAL HIGHLIGHTS(1)

For the period from December 1, 2011 through February 29, 2012 (Unaudited)

For a Common Stock share outstanding throughout the period

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$9.40

INVESTMENT OPERATIONS:
Net investment income	0.23
Net realized and unrealized gain/(loss) on investments.	0.84

Total from investment operations	1.07

DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:
From net investment income	(0.27)

Total distributions to Common Stock Shareholders	(0.27)

Net asset value, end of period	$10.20

Market value, end of period	$11.98

Common Stock shares outstanding, end of period	12,122,296

RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCK SHAREHOLDERS:
Net investment income†	9.63	%*
Operating expenses including interest expense	2.23	%*
Operating expenses excluding interest expense	1.56	%*
SUPPLEMENTAL DATA:††
Portfolio turnover rate	5	%**
Total managed assets, end of period (in 000’s)	$186,101
Ratio of operating expenses including interest expense to total managed assets	1.46	%*
Ratio of operating expenses excluding interest expense to total managed assets	1.02	%*
(1)

These tables summarize the three months ended February 29, 2012 and should be read in conjunction with the Fund’s audited financial statements, including footnotes, in its Annual Report dated November 30, 2011.

*	Annualized.
**	Not Annualized.
†	The net investment income ratios reflect income net of operating expenses, including interest expense.
††	Information presented under heading Supplemental Data includes loan principal balance.

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated FINANCIAL HIGHLIGHTS (Continued) Per Share of Common Stock (Unaudited)

	Total Dividends Paid	Net Asset Value	NYSE Closing Price	Dividend Reinvestment Price (1)
December 30, 2011	$0.1205	$9.48	$11.20	$10.64
January 31, 2012	0.0755	9.92	11.54	10.96
February 29, 2012	0.0755	10.20	11.98	11.38

(1)

Whenever the net asset value per share of the Fund’s Common Stock is less than or equal to the market price per share on the reinvestment date, new shares issued will be valued at the higher of net asset value or 95% of the then current market price. Otherwise, the reinvestment shares of Common Stock will be purchased in the open market.

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated NOTES TO FINANCIAL STATEMENTS (Unaudited)

1.	Aggregate Information for Federal Income Tax Purposes

At February 29, 2012, the aggregate cost of securities for federal income tax purposes was $177,861,692, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $20,774,478 and the aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $14,539,102.

2.	Additional Accounting Standards

Fair Value Measurement: The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of levels are recognized at market value at the end of the period. A summary of the inputs used to value the Fund’s investments as of February 29, 2012 is as follows:

	Total Value at February 29, 2012	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Preferred Securities
Banking	$67,376,101	$48,269,282	$19,095,569	$11,250
Financial Services	2,245,809	935,073	1,310,391	345
Insurance	38,430,749	22,235,421	16,195,328	—
Utilities	45,093,427	14,913,086	30,180,341	—
Energy	12,130,179	9,214,366	2,915,813	—
Real Estate Investment Trust (REIT)	771,700	771,700	—	—
Miscellaneous Industries	4,410,225	—	4,410,225	—
Corporate Debt Securities	10,611,604	3,317,015	7,294,589	—
Common Stock
Utilities	764,917	764,917	—	—
Money Market Fund	2,262,357	2,262,357	—	—

Total Investments	$184,097,068	$102,683,217	$81,402,256	$11,595

The Fund did not have any significant transfers in and out of Level 1 and Level 2 during the period.

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

The Fund’s investments in Level 2 and Level 3 are based primarily on market information, where available. This includes, but is not limited to, prices provided by third-party providers, observable trading activity (including the recency, depth, and consistency of such information with quoted levels), and the depth and consistency of broker-quoted prices. In the event market information is not directly available, comparable information may be observed for securities that are similar in many respects to those being valued. The Fund may employ an income approach for certain securities that also takes into account credit risk, interest rate risk, and potential recovery prospects.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Preferred Securities
	Total Investments	Banking	Financial Services
Balance as of 11/30/11	$137,595	$137,250	$345
Accrued discounts/premiums	—	—	—
Realized gain/(loss)	—	—	—
Change in unrealized appreciation/(depreciation)	(126,000)	(126,000)	—
Purchases	—	—	—
Sales	—	—	—
Transfer in	—	—	—
Transfer out	—	—	—

Balance as of 2/29/12	$11,595	$11,250	$345

For the period ended February 29, 2012, total change in unrealized gain/(loss) on Level 3 securities still held at period-end and included in the change in net assets was $(126,000).

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Directors

Donald F. Crumrine, CFA

Chairman of the Board

David Gale

Morgan Gust

Karen H. Hogan

Robert F. Wulf, CFA

Officers

Donald F. Crumrine, CFA

Chief Executive Officer

Robert M. Ettinger, CFA

President

R. Eric Chadwick, CFA

Chief Financial Officer,

Vice President and Treasurer

Chad C. Conwell

Chief Compliance Officer,

Vice President and Secretary

Bradford S. Stone

Vice President and

Assistant Treasurer

Laurie C. Lodolo

Assistant Compliance Officer,

Assistant Treasurer and

Assistant Secretary

Linda M. Puchalski

Assistant Treasurer

Investment Adviser

Flaherty & Crumrine Incorporated

e-mail: flaherty@pfdincome.com

Questions concerning your shares of Flaherty &

Crumrine Preferred Income Opportunity Fund?

•	If your shares are held in a Brokerage Account, contact your Broker.
•	If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent & Shareholder Servicing Agent —

BNY Mellon Investment Servicing

(US) Inc.

P.O. Box 358035

Pittsburgh, PA 15252-8035

1-866-351-7446

This report is sent to shareholders of Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Quarterly

Report

February 29, 2012

www.preferredincome.com